UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

ALESCO FINANCIAL INC.

(formerly Sunset Financial Resources, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2009, Alesco Financial Inc. (the “Company”) issued an earnings release announcing its financial results for the third quarter ended September 30, 2009. A copy of the earnings release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information being furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, unless it is specifically incorporated by reference therein.

Item 8.01	Other Events.

The information furnished pursuant to Item 2.02 is incorporated by reference herein.

IMPORTANT INFORMATION AND WHERE TO FIND IT

The Company filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, containing a proxy statement/prospectus in connection with the proposed merger with Cohen Brothers, LLC (“Cohen & Company”), which was announced on February 20, 2009. The registration statement has become effective. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE COMPANY, COHEN & COMPANY AND THE PROPOSED MERGER BETWEEN THE TWO COMPANIES. A definitive proxy statement/prospectus will be mailed to the Company’s stockholders on or about November 9, 2009. In addition, the Company’s stockholders may obtain the proxy statement/prospectus and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s website www.sec.gov or from Alesco Financial Inc., Attn: Investor Relations, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s stock is set forth in the proxy statement/prospectus relating to the merger. Additional information regarding such individuals who may, under the rules of the SEC, be considered to be participants in the solicitation of proxies in connection with the merger is also set forth in the proxy statement/prospectus.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Earnings Release dated November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALESCO FINANCIAL INC.

Date: November 9, 2009	By:	/S/ JOHN J. LONGINO
John J. Longino
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Earnings Release dated November 9, 2009.

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